Exhibit 24

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February, 2008.

/s/ DAVID R. ANDELMAN
David R. Andelman

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February, 2008.

/s/ JOSEPH A. CALIFANO, JR.
Joseph A. Califano, Jr.

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February, 2008.

/s/ WILLIAM S. COHEN
William S. Cohen

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 21st day of February, 2008.

/s/ GARY L. COUNTRYMAN
Gary L. Countryman

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of February, 2008.

/s/ CHARLES K. GIFFORD
Charles K. Gifford

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 18th day of February, 2008.

/s/ LEONARD GOLDBERG
Leonard Goldberg

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 21st day of February, 2008.

/s/ BRUCE S. GORDON
Bruce S. Gordon

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 21st day of February, 2008.

/s/ LINDA M. GRIEGO
Linda M. Griego

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February, 2008.

/s/ ARNOLD KOPELSON
Arnold Kopelson

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February, 2008.

/s/ DOUG MORRIS
Doug Morris

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February, 2008.

/s/ SHARI REDSTONE
Shari Redstone

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February, 2008.

/s/ SUMNER M. REDSTONE
Sumner M. Redstone

CBS CORPORATION

Power of Attorney

                KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February, 2008.

/s/ FREDERIC V. SALERNO
Frederic V. Salerno